Report of
Independent
Registered
Public Accounting
Firm



To the Shareholders and
 Board of Directors of
Japan Smaller
Capitalization Fund Inc
In planning and
performing our audit of
the financial statements
of Japan Smaller
Capitalization Fund Inc
the Company as of and
for the year ended
February 28 2010 in
accordance with the
standards of the Public
Company Accounting
Oversight Board United
States  we considered the
Companys internal
control over financial
reporting including
controls over
safeguarding securities
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion on
the financial statements
and to comply with the
requirements of Form N
SAR but not for the
purpose of expressing an
opinion on the
effectiveness of the
Companys internal
control over financial
reporting  Accordingly  we
express in such opinion
The management of the
Company is responsible
for establishing and
maintaining effective
internal control over
financial reporting In
fulfilling this
responsibility estimates
and judgments by
management are required
to assess the expected
benefits and related costs
of controls A companys
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles A
companys internal control
over financial reporting
includes those policies
and procedures that 1
pertain to the
maintenance of records
that in reasonable detail
accurately and fairly
reflect the transactions
and dispositions of the
assets of the company 2
provide reasonable
assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles and
that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and
directors of the company
and 3 provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition use or
disposition of a
companys assets that
could have a material
effect on the financial
statements
Because of its inherent
limitations internal
control over financial
reporting may not prevent
or detect misstatements
Also projections of any
evaluation of
effectiveness to future
periods are subject to the
risk that controls may
become inadequate
because of changes in
conditions or that the
degree of compliance
with the policies or
procedures may
deteriorate
A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or
employees in the normal
course of performing their
assigned functions to
prevent or detect
misstatements on a
timely basis A material
weakness is a deficiency
or a combination of
deficiencies in internal
control over financial
reporting such that there
is a reasonable possibility
that a material
misstatement of the
companys annual or
interim financial
statements will not be
prevented or detected on
a timely basis
Our consideration of the
Companys internal
control over financial
reporting was for the
limited purpose
described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal
control that might be
material weaknesses
under standards
established by the Public
Company Accounting
Oversight Board United
States However we noted
no deficiencies in the
Companys internal
control over financial
reporting and its
operation including
controls over
safeguarding securities
that we consider to be a
material weakness as
defined above as of
February 28 2010
This report is
intended solely for
the information
and use of
management and
the Board of
Directors of Japan
Smaller
Capitalization
Fund Inc and the
Securities and
Exchange
Commission and
is not intended to
be and should not
be used by anyone
other than these
specified parties
s Ernst & Young LLP

April 22 2010